Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments And Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
19.	COMMITMENTS AND CONTINGENCIES
(a)	Lease commitments

The Group leases its offices and an offline store under non-cancelable operating lease agreements. The Group recognizes rental expense under such arrangements on a straight-line basis over the lease term.

As of December 31, 2018, future minimum commitments under non-cancelable agreements were as follows:

Rental
RMB
2019	4,284
2020	2,947
2021	1,600
2022 and after	978
9,809

(b)	Capital and other commitment

The Group entered into an agreement with a third party on July 4, 2018, pursuant to which the Group and the third party agreed to set up a company primarily engaged in manufacturing of the Group’s certain existing products. Under the agreement, the Group’s committed investment amount as of December 31, 2018 was RMB6,000. The Group has paid the investment amount of RMB6,000 in March 2019.

(c)	Legal proceedings

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of these unresolved matters, individually and in the aggregate, is likely to have a material adverse effect on the Group’s financial position, results of operations or cash flows.

19.	COMMITMENTS AND CONTINGENCIES (Continued)

However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. If an unfavorable outcome were to occur, there exists the possibility of a material adverse impact on the Group’s financial position and results of operations for the periods in which the unfavorable outcome occurs.